UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2026

SEMNUR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41351	98-1659463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 422-7515

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SMNR	OTCQB marketplace
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	SMNRW	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2026, Semnur Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, a total of (i) 5,423,606 shares of the Company’s Series A preferred stock, $0.0001 par value per share (the “Series A Preferred Stock”), or 100% of the shares of Series A Preferred Stock, issued and outstanding, and (ii) 200,307,471 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), or approximately 87% of the 230,209,142 shares of Common Stock, issued and outstanding, both as of the close of business on April 28, 2026, the record date for the Meeting, were represented virtually or by proxy.

The holder of Series A Preferred Stock was entitled to vote, together with the holders of Common Stock and not separately as a class, on an as converted to Common Stock basis for an aggregate of 5,423,606 votes in accordance with the Certificate of Designations of Series A Preferred Stock, filed with the Delaware Secretary of State on September 22, 2025.

At the Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026.

Set forth below is a brief description of each proposal voted upon at the Meeting and the voting results with respect to each proposal.

Proposal No. 1: To elect the following nominee as a Class I director to serve until the Company’s 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Nominee	For	Withhold	Broker Non-Votes
Jay Chun, M.D., Ph.D.	200,166,258	3,804	137,409

Proposal No. 2: To ratify the appointment of Pipara & Co LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

For	Against	Abstentions
200,307,425	46	0

Proposal No. 3: To approve the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
200,166,256	269	3,537	137,409

Proposal No. 4: To approve the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non-Votes
200,166,255	270	3,537	137,409

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMNUR PHARMACEUTICALS, INC.

By: /s/ Henry Ji
Name: Henry Ji
Title: Chief Executive Officer & President

Date: June 25, 2026